                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
[ ]  Definitive Proxy Statement                 Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          PairGain Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[PAIRGAIN LOGO]
THE COPPEROPTICS COMPANY 14402 Franklin Avenue, Tustin, CA 92780-7013 (714) 832-9922 FAX (714) 832-9924


TO THE STOCKHOLDERS OF PAIRGAIN TECHNOLOGIES, INC.

         You are cordially invited to attend a Special Meeting of Stockholders of PairGain Technologies, Inc. ("PairGain" or the "Company") on Tuesday, December 10, 1996, at 10:00 a.m. local time. The Special Meeting will be held at the Company's offices at 14402 Franklin Avenue, Tustin, California 92780.

         At the meeting you will be asked to consider and vote upon a proposal to amend Article IV A. of the Company's Amended and Restated Certificate of Incorporation to increase the authorized Common Stock of the Company from sixty million (60,000,000) shares, par value $.0005 per share, to one hundred seventy-five million (175,000,000) shares, par value $.0005 per share.

         Whether or not you plan to attend the Special Meeting, please mark, sign, date and return the enclosed proxy card promptly in the accompanying postage pre-paid envelope. By returning the proxy card, you can help the Company avoid the expense of duplicate proxy solicitations and possibly having to reschedule the Special Meeting if a quorum of the outstanding shares are not present or represented by proxy. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Special Meeting.


November ___, 1996



                                       CHARLES S. STRAUCH
                                       Chairman and Chief Executive Officer

                           PAIRGAIN TECHNOLOGIES, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                DECEMBER 10, 1996

To the Stockholders of PairGain Technologies, Inc.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of PairGain Technologies, Inc. ("PairGain" or the "Company"), will be held at the Company's offices at 14402 Franklin Avenue, Tustin, California 92780, on December 10, 1996, at 10:00 a.m. local time for the following purposes:

               To approve a proposal to amend Article IV A. of the Company's
                  Amended and Restated Certificate of Incorporation to increase the authorized Common Stock of the Company from sixty million (60,000,000) shares, par value $.0005 per share, to one hundred seventy-five million (175,000,000) shares, $.0005 par value per share; and

               To conduct such other business as may properly come before the
                  Special Meeting and any adjournment or adjournments thereof.

         The close of business on October 31, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof. Only stockholders of record at such time will be entitled to vote.

         You are cordially invited to attend the Special Meeting in person. Even if you plan to attend the Special Meeting, please promptly complete, sign, date and return the enclosed proxy card in the enclosed self-addressed, postage pre-paid envelope. It will assist us in keeping down the expenses of the Special Meeting if all stockholders, whether you own a few shares or many shares, return your signed proxies promptly.

         A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK ENTITLED TO VOTE AT THE SPECIAL MEETING MUST BE REPRESENTED AT THE SPECIAL MEETING, IN PERSON OR BY PROXY, IN ORDER TO CONSTITUTE A QUORUM AT THE SPECIAL MEETING. PLEASE RETURN YOUR PROXY CARD IN ORDER TO ENSURE THAT A QUORUM IS OBTAINED AND TO AVOID THE ADDITIONAL COSTS TO THE COMPANY OF ADJOURNING THE SPECIAL MEETING AND RESOLICITING PROXIES.

                                        YOUR VOTE IS IMPORTANT

                                        By Order of the Board of Directors,



                                        CHARLES W. McBRAYER
                                        Secretary and Chief Financial Officer

Tustin, California
November ___, 1996

                           PAIRGAIN TECHNOLOGIES, INC.
                              14402 FRANKLIN AVENUE
                            TUSTIN, CALIFORNIA 92780

                         SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 10, 1996

                                 PROXY STATEMENT


GENERAL INFORMATION

         This Proxy Statement is furnished to stockholders of PairGain Technologies, Inc., a Delaware corporation ("PairGain" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at a Special Meeting of Stockholders (the "Special Meeting") to be held on Tuesday, December 10, 1996, at 10:00 a.m. local time, and at any and all adjournments or postponements thereof for the purposes set forth in the Notice of Special Meeting accompanying this Proxy Statement. The Special Meeting will be held at the Company's offices at 14402 Franklin Avenue, Tustin, California 92780.

         These proxy solicitation materials are first being mailed on or about November 12, 1996 to all stockholders entitled to vote at the Special Meeting.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (sent to the attention of Mr. Charles W. McBrayer) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

VOTING AND SOLICITATION

         The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Special Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally or telephonically through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

         Only stockholders of record at the close of business on October 31, 1996 are entitled to notice of and to vote at the Special Meeting. As of October 31, 1996, 31,789,636 shares of Common Stock were issued and outstanding. On each matter to be considered at the Special Meeting, stockholders will be entitled to cast one vote for each share held of record on October 31, 1996. The Company's Bylaws do not provide for cumulative voting by stockholders.

         A majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Special Meeting. Each matter to be submitted to a vote of the stockholders must receive an affirmative vote of the majority of shares present, in person or represented by proxy, and entitled to vote at the Special Meeting. The Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Special Meeting for the transaction of business and should also be counted in tabulating votes cast on proposals presented to stockholders. The Company intends to count broker non-votes as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

         The shares represented by all valid proxies will be voted in accordance with the specifications therein. Unless otherwise directed in the proxy, the persons named therein will vote FOR the proposal to amend Article IV A. of the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from sixty million (60,000,000) shares to one hundred seventy-five million (175,000,000) shares, par value $.0005 per share. As to any other business which may properly come before the meeting, the persons named in the proxy will vote in accordance with their best judgment. The Company does not presently know of any other such business.

                                   PROPOSAL 1:

            APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

         The Board of Directors is requesting stockholder approval of a proposal to amend Article IV A. of the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to increase the authorized Common Stock of the Company to one hundred seventy-five million (175,000,000) shares, par value $.0005 per share. The Certificate presently provides that the Company is authorized to issue two classes of stock consisting of sixty million (60,000,000) shares of Common Stock, $.0005 par value per share, and two million (2,000,000) shares of Preferred Stock, $.001 par value per share. The Board of Directors authorized this proposed amendment to the Certificate on October 23, 1996. The Board of Directors determined that such amendment is advisable and directed that the proposed amendment be considered at a Special Meeting of Stockholders to be held December 10, 1996. The affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required to approve the proposed amendment.

         The full text of the proposed amendment to Article IV A. of the Company's Certificate is set forth in Appendix A to this Proxy Statement. The amendment will not affect the number of shares of Preferred Stock authorized, which is 2,000,000 shares of Preferred Stock, par value $.001 per share.

PURPOSE AND EFFECT OF AMENDMENT

         The proposed amendment would increase the number of shares of Common Stock which the Company is authorized to issue from 60,000,000 to 175,000,000. The additional 115,000,000 shares would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. As of October 31, 1996, there were 31,789,636 shares of Common Stock issued and outstanding, 7,675,636 shares reserved for issuance under the Company's stock option and stock incentive plans including shares under the Company's 1993 Stock Option/Stock Issuance Plan, the Company's 1996 Non-Employee Directors Stock Option Plan and the Company's Employee Stock Purchase Plan (collectively, the "Plans"), and 20,000 shares issuable pursuant to outstanding warrants.

         Subject to stockholder approval of the increase in authorized stock, the Company intends to declare a two-for-one stock split effected in the form of a 100% stock dividend (the "Stock Split"). Following adoption of the Stock Split by the Board of Directors with a record date of December 11, 1996 (the "Stock Split Record Date"), the number of shares of Common Stock outstanding would be 63,579,272, with 15,351,272 shares issuable under the Plans and 40,000 shares issuable pursuant to outstanding warrants, assuming that the amounts outstanding on October 31, 1996 remain constant (other than in accordance with the Stock Split).

         The Board of Directors anticipates that the increase in the number of outstanding shares of Common Stock of the Company resulting from the Stock Split will place the market price of the Common Stock in a range more attractive to investors, particularly individuals, and may result in a broader market for the shares. The Company will apply for inclusion on the Nasdaq National Market of the additional shares of Common Stock to be issued as part of the Stock Split.

         If the amendment is approved, the Company proposes to cause it to become effective at the beginning of business on December 18, 1996 (the "Effective Date") by filing an Amended and Restated Certificate of Incorporation (the "New Certificate") in the Office of the Secretary of State of the State of Delaware. The New Certificate would incorporate only those changes made by the proposed amendment as set forth in Appendix A to this Proxy Statement.

         The increase in the authorized Common Stock would allow the remaining unissued shares to be used at some future date for proper corporate purposes without further stockholder action. Such future activities may include, without limitation, financings, establishing strategic relationships with corporate partners, providing equity incentives to employees, officers or directors, or effecting future stock dividends. The additional shares of Common Stock authorized but not required to effect the Stock Split may also be used to acquire or invest in complementary businesses or products or to obtain the right to use complementary technologies. The Company has no present obligation to issue additional shares of Common Stock (except pursuant to the Plans and pursuant to outstanding warrants).

         The additional shares of Common Stock issuable upon the Stock Split would have rights identical to the currently outstanding shares of Common Stock of the Company. Adoption of the New Certificate would not affect the rights of the holders of currently outstanding shares of Common Stock of the Company, except for the effects incidental to increasing the number of shares of the Company's Common Stock outstanding. If the New Certificate is approved, appropriate adjustments will be made, as of the Effective Date of the Stock Split, in the number and price of shares reserved for issuance under the Plans and pursuant to outstanding warrants and the number and price per share in effect for such options or purchase rights outstanding under such Plans and pursuant to outstanding warrants.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT

         If the stockholders approve the New Certificate, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the stockholders of the Company, except as provided under Delaware corporate law or under the rules of any national securities exchange on which shares of Common Stock of the Company are then listed. Current holders of Common Stock have no preemptive or like rights. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of the Company's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current stockholders. The Company's current stockholders could suffer dilution of voting rights, net income and net tangible book value per share of the Common Stock as the result of any such issuance of Common Stock depending on the number of shares issued and the purpose, terms and conditions of the issuance.

         In addition, the Board of Directors could use authorized but unissued shares to create impediments to a takeover or a transfer of control of the Company. Accordingly, the increase in the number of authorized shares of Common Stock may deter a future takeover attempt which holders of Common Stock may deem to be in their best interest or in which holders of Common Stock may be offered a premium for their shares over the market price. The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

INFORMATION RELATING TO PROPOSED STOCK SPLIT

         Assuming stockholder approval of Proposal 1, the proposed Stock Split will be effective as of December 18, 1996. Once the Stock Split becomes effective, certificates for one additional share of Common Stock for each share of Common Stock outstanding at the close of business on the Stock Split Record Date will be mailed on or as soon as practicable after the Effective Date to each holder of record as of the Stock Split Record Date. If stockholders approve Proposal 1 after December 10, 1996 due to an adjournment or postponement of the Special Meeting, the Stock Split Record Date and Effective Date could be changed. Stock certificates representing shares issued prior to the Effective Date will continue to represent the same number of shares of the Company's stock as they did prior to the Effective Date and will, upon the Effective Date, represent the right to receive a stock certificate reflecting the Stock Split. Stockholders should not destroy their existing certificates and should not mail them to the Company or its transfer agent.

         The Company believes that the Stock Split will not result in any taxable income or in any gain or loss to stockholders for U.S. Federal income tax purposes. Immediately after the Stock Split, the tax basis of each share of Common Stock will be one-half of the tax basis before the Stock Split. For tax purposes, each new share will be deemed to have been acquired at the same time as the original share with respect to which the new share was issued.

         If stockholders dispose of their shares after the Stock Split, they may pay higher brokerage commissions on the same relative interest in the Company because that interest is represented by a greater number of shares. Since the rate of brokerage commissions may vary, the Company is unable to specify the amount of this increase. Stockholders desiring this information may wish to consult their brokers to ascertain the brokerage commission that would be charged for disposing of the greater number of shares.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
                                   PROPOSAL 1.

STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth information concerning the beneficial ownership of shares of the Company's Common Stock by (i) each beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each Director of the Company; (iii) the Chief Executive Officer and the four most highly compensated other Executive Officers; and (iv) by all directors and executive officers of the Company as a group. This information is presented as of October 31, 1996. Except as otherwise noted, each beneficial owner listed has sole investment and voting power with respect to the Common Stock indicated.

                                                                           NUMBER OF SHARES OF
       NAME OF INDIVIDUAL OR NUMBER OF            POSITION WITH                  COMMON                         PERCENT
              PERSONS IN GROUP                      COMPANY              STOCK BENEFICIALLY OWNED               OF CLASS
       -------------------------------            -------------          ------------------------               --------
Putnam Investments, Inc.(1)                                                       3,539,670                      11.1%
One Post Office Square
Boston, MA  02109

A I M Management Group, Inc.(1)                                                   2,292,500                       7.2%
11 Greenway Plaza Suite 1919
Houston, TX 77046

Twentieth Century Services, Inc.(1)                                               2,212,000                       7.0%
4500 Main Street
Kansas City, MO 64111

Nicholas Applegate Capital Management(1)                                          1,706,034                       5.4%
600 W. Broadway
San Diego, CA 92101

Robert C. Hawk(2)                                   Director                          1,958                          *

Robert A. Hoff(3)                                   Director                         29,990                          *

B. Allen Lay(4)                                     Director                         93,840                          *

Charles S. Strauch(5)                               Chairman, Chief                 918,790                       2.8%
                                                    Executive Officer

Howard S. Flagg(6)                                  President and                   628,017                       1.9%
                                                    Director

Benedict A. Itri(7)                                 Executive Vice President,       628,468                       1.9%
                                                    Chief Technical Officer
                                                    and Director

Joseph R. Leonardi(8)                               Vice President,                  89,276                          *
                                                    International Sales

Stuart R. Davis(9)                                  Vice President,                  40,726                          *
                                                    Field Sales

All Directors and Officers                                                        2,524,678                       7.5%
   as a Group (11 persons)(10)


----------------------------------------------
*Less than 1%

(1)  Information obtained from publicly filed sources.

(2) Includes 1,958 shares subject to options exercisable within 60 days after October 31, 1996.

(3) Includes 20,000 shares subject to options exercisable within 60 days after October 31, 1996.

(4) Includes 20,000 shares subject to options exercisable within 60 days after October 31, 1996.

(5) Includes 727,720 shares subject to options exercisable within 60 days after October 31, 1996.

(6) Includes 528,633 shares subject to options exercisable within 60 days after October 31, 1996.

(7) Includes 493,552 shares subject to options exercisable within 60 days after October 31, 1996.

(8) Includes 22,916 shares subject to options exercisable within 60 days after October 31, 1996.

(9) Includes 40,148 shares subject to options exercisable within 60 days after October 31, 1996.

(10) Includes 1,925,112 shares subject to options exercisable within 60 days after October 31, 1996.


STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by stockholders at the Company's 1997 Annual Meeting must be received by the Company no later than January 10, 1997 to be included in the proxy statement and form of proxy relating to the 1997 Annual Meeting.

OTHER MATTERS

         The Company knows of no other matters to be brought before the Special Meeting. If any other business should properly come before the Special Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 AS FILED WITH THE SEC AND ITS QUARTERLY REPORTS ON FORM 10-Q FOR THE PERIODS ENDED MARCH 31, 1996, JUNE 30, 1996 AND SEPTEMBER 30, 1996 WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO MR. CHARLES W. MCBRAYER, PAIRGAIN TECHNOLOGIES, INC., 14402 FRANKLIN AVENUE, TUSTIN, CALIFORNIA 92780.


                                          By Order of the Board of Directors,




                                          CHARLES W. McBRAYER
                                          Secretary and Chief Financial Officer
Tustin, California
November ___, 1996

                                   APPENDIX A


                                    AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                           PAIRGAIN TECHNOLOGIES, INC.



                                    * * * * *

                                   ARTICLE IV

A.    Classes of Stock; Stock Split.

         Classes of Stock. The corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is 177,000,000 shares, of which 175,000,000 shares shall be Common Stock, par value $.0005 per share, and 2,000,000 shares shall be Preferred Stock, par value $.001 per share.

                                    PAIRGAIN TECHNOLOGIES, INC.
                        Special Meeting of Stockholders, December 10, 1996
                                       14402 Franklin Avenue
                                     Tustin, California 92780

                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Charles S. Strauch, Howard S. Flagg, Benedict A. Itri, Robert C. Hawk, Robert A. Hoff, B. Allen Lay, or any of them, each with full power of substitution, to represent the undersigned and to vote all shares of stock of PairGain Technologies, Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of PairGain Technologies, Inc. to be held at 14402 Franklin Avenue, Tustin, California 92780 on December 10, 1996 at 10:00 a.m. local time, and at any and all adjournments or postponements thereof, as follows on the reverse side.

         The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement for the Special Meeting.

         Whether or not the undersigned plans to attend the Special Meeting, the undersigned is urged to execute and return this Proxy, which may be revoked at any time prior to the voting hereof.

         All other proxies heretofore given by the undersigned to vote shares of stock of PairGain Technologies, Inc. which the undersigned would be entitled to vote if personally present at said Special Meeting or any other adjournment thereof are hereby expressly revoked.

                                      CONTINUED AND TO BE SIGNED ON REVERSE SIDE

         The shares represented by this Proxy will be voted as directed, but when no direction is given, they will be voted FOR approval of the proposal named below. The proposal for the approval of the amendment to the Amended and Restated Certificate of Incorporation has been made by PairGain Technologies, Inc. Your vote on each matter is neither conditioned on, nor related to, your vote on any other matter.

         PROPOSAL 1


                To approve a proposal to amend Article IV A. of the Company's Amended and Restated Certificate of Incorporation to increase the authorized Common Stock of the Company from sixty million (60,000,000) shares, par value $.0005 per share, to one hundred seventy-five million (175,000,000) shares, par value $.0005 per share:

            FOR                        AGAINST                      ABSTAIN

            /  /                         /  /                         /  /


         In addition, the proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Meeting or any adjournment thereof. The Board of Directors recommends a vote FOR Proposal 1. This Proxy, when properly executed, will be voted as specified above. THIS PROXY WILL BE VOTED FOR PROPOSAL 1 IF NO SPECIFICATION IS MADE.

         Please sign your name exactly as it appears on your stock certificate, date and return this Proxy as promptly as possible in the reply envelope provided. When signing as attorney, executor, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person. Joint owners must each sign personally.


         PLEASE BE CERTAIN YOU HAVE       Signature:                                    Date:
                                                     ------------------------------          ------------------------
         DATED AND SIGNED THIS PROXY      Signature:                                    Date:
                                                     ------------------------------          ------------------------